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                                                                    EXHIBIT 10.1



                                   SAGE, INC.

                        FORM OF INDEMNIFICATION AGREEMENT


        This Indemnification Agreement ("Agreement") is made and entered into by and between Sage, Inc., a Delaware corporation ("Company"), and ___________________ ___________________ ("Indemnitee") on this ______ day of
________________, ______.

                                  Introduction

        Indemnitee is a director and/or officer of the Company. The parties intend for the Company to provide indemnification to the fullest extent permitted by the Delaware General Corporation Law (the "Act") (including advancement of expenses) to Indemnitee against any and all liabilities asserted against Indemnitee, as the Act presently exists and may be expanded from time to time. Based on such premise, and for certain good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Continued Service. Indemnitee will serve at the will of the Company or under separate contract, if such exists, as a director and/or officer of the Company for so long as Indemnitee is duly elected and qualified in accordance with the Bylaws of the Company or until Indemnitee tenders his or her resignation to the Company.

     2. Indemnification. The Company shall indemnify Indemnitee as follows:

          2.1 The Company shall indemnify Indemnitee when Indemnitee was, is, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (other than an action by or in the right of the Company), by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee, associate, fiduciary, manager, member, partner, promoter, trustee or agent of another domestic or foreign corporation or other person or of an employee benefit plan against reasonable expenses (including counsel fees) incurred by Indemnitee in connection with such proceeding if Indemnitee conducted himself or herself in good faith and Indemnitee reasonably believed that his or her conduct was in or not opposed to the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that Indemnitee did not meet the standard of conduct described in this Section 2.1.

          2.2 The Company shall indemnify Indemnitee when Indemnitee was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at


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the request of the Company as a director, officer, employee, associate, fiduciary, manager, member, partner, promoter, trustee or agent of another domestic or foreign corporation or other person or of an employee benefit plan against reasonable expenses (including counsel fees) incurred by Indemnitee in connection with such proceeding if Indemnitee conducted himself or herself in good faith and Indemnitee reasonably believed that his or her conduct was in or not opposed to the best interests of the Company and except that no indemnification pursuant to this Agreement shall be made in connection with a proceeding in which Indemnitee shall have been adjudged to be liable to the Company or charging that Indemnitee derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding Indemnitee was adjudged liable on the basis that he or she derived an improper personal benefit, unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the proceeding, Indemnitee is fairly and reasonably entitled to indemnity for such reasonable expenses, which the court shall deem proper.

          2.3 Any indemnification under Sections 2.1 and 2.2 (unless ordered by a court) shall be made by the Company only as authorized in the specific proceeding upon a determination, in accordance with the procedures set forth in
Section 3, that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in such Sections 2.1 and 2.2.

          2.4 Reasonable expenses (including counsel fees) incurred by Indemnitee who is a party to any threatened, pending or completed civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such proceeding within 14 days after the receipt by the Company from Indemnitee of a Statement of Undertaking in substantially the form set forth in EXHIBIT A, by which Indemnitee undertakes to repay such amount if it is ultimately determined that Indemnitee did not meet the standard of conduct. Those people making the determination must also determine that based upon the facts then known to them, indemnification would not be precluded.

          2.5 The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 2 shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such official capacity, shall continue after Indemnitee has ceased to be a director, officer, employee or agent of the Company, and shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

     3. Determination of Right to Indemnification. For the purpose of making the determination of whether to indemnify Indemnitee in a specific as provided for by Section 2.3, the board of directors of the Company, board committee, independent legal counsel or stockholders, as the case may be, shall make the determination in accordance with the following procedures:

          3.1 Such determination shall be made (a) by the board of directors of the Company by a majority vote of those present at a meeting at which a quorum consisting of directors


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who were not parties to such proceeding are present, (b) if a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding, (c) if a quorum of the board cannot be obtained nor a board committee established, or if a majority of the directors constituting such quorum or such board committee so directs, by (d) independent legal counsel selected by a vote of the board or the board committee, or if a quorum of the full board cannot be obtained or a board committee cannot be established, by independent legal counsel selected by a majority vote of the full Board, or (b) by the stockholders of the Company.

          3.2 Indemnitee shall submit to the board of directors a Statement of Request for Indemnification in substantially the form set forth in EXHIBIT B, in which Indemnitee states that Indemnitee has met the applicable standard of conduct set forth in Sections 2.1 and 2.2.

          3.3 Indemnitee's submission of a Statement of Request for Indemnification to the board of directors shall create a rebuttable presumption that Indemnitee has met the applicable standard of conduct set forth in sections
2.1 and 2.2 and, therefore, is entitled to indemnification under Section 2. The board of directors, board committee, independent legal counsel or stockholders, as the case may be, shall determine, within 30 days after submission of the Statement of Request for Indemnification, specifically, that Indemnitee is so entitled, unless it or they shall possess clear and convincing evidence to rebut the foregoing presumption, which evidence shall be disclosed to Indemnitee with particularity in a sworn written statement signed by all persons who participated in the determination and voted to deny indemnification.

     4. Merger, Consolidation or Change in Control. If the Company is a constituent corporation in a merger or consolidation, whether the Company is the resulting or surviving corporation or is absorbed as a result thereof, or if there is a change in control of the Company, Indemnitee shall stand in the same position under this agreement with respect to the resulting, surviving or changed corporation as Indemnitee would have with respect to the Company if its separate existence had continued or if there had been no change in control of the Company.

     5. Certain Definitions. For the purposes of this Agreement, the following terms shall have the indicated meanings and understandings:

          5.1 The term "change in control" shall include any change in the ownership of a majority of the outstanding voting securities of the Company or in the composition of a majority of the members of the board of directors of the Company.

          5.2 The term "corporation" shall include any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor's existence leased upon consummation of the transaction.

          5.3 The term "director" means an individual who is or was a director of the Company or an individual who, while a director of the Company, is or was surviving at the Company's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a


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manager, a member, a partner, a promoter or a trustee of, or to hold any similar position with, another domestic or foreign corporation or other person or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the Company's request if the director's duties to the Company also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

          5.4 The term "liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

          5.5 The term "official capacity" means, when used with respect to a director, the office of director in the Company and, when used with respect to a person other than a director, the office in the Company held by the officer or the employment, fiduciary or agency relationship undertaken by the employee, fiduciary or agent on behalf of the Company. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

          5.6 The term "party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

          5.7 The term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

     6. Counsel fees. If (a) Indemnitee institutes any legal action to enforce Indemnitee's rights under this Agreement, or to recover damages for breach of this Agreement, and (b) if Indemnitee prevails in whole or in part, then Indemnities shall be entitled to recover from the Company all fees and expenses (including counsel fees) incurred by Indemnitee in connection therewith.

     7. Deposit of Funds in Trust. If the Company voluntarily decides to dissolve or to file a petition for relief under the applicable bankruptcy, moratorium or similar laws, then not later than 10 days prior to such dissolution or filing, the Company shall deposit in trust for the sole and exclusive benefit of Indemnitee a cash amount equal to all amounts previously authorized to be paid to Indemnitee hereunder, such amounts to be used to discharge the Company's obligations to Indemnitee hereunder. Any amounts in such trust not required for such purpose shall be returned to the Company. This
Section 7 shall not apply to the dissolution of the Company in connection with a transaction as to which Section 4 applies.

     8. Amendments to Act. This Agreement is intended to provide indemnity to Indemnitee to the fullest extent allowed under Delaware law. Accordingly, to the extent permitted by law, if the Act permits greater indemnity than the indemnity set forth herein, or if any amendment is made to the Act expanding the indemnity permissible under Delaware law, the indemnity obligations


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contained herein automatically shall be expanded, without the necessity of action on the part of any party, to the extent necessary to provide to Indemnitee the fullest indemnity permissible under Delaware law.

     9. Miscellaneous Provisions.

          9.1 Survival. The provisions of this Agreement shall survive the termination of Indemnitee's service as a director or officer of the Company.

          9.2 Entire Agreement. This Agreement constitutes the full understanding of the parties, comprises the complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersedes all prior negotiations, understandings and agreements, whether written or oral, between the parties, their affiliates, and their respective principals, shareholders, directors, officers, employees, consultants and agents with respect thereto.


                                            INDEMNITEE:



                                            -----------------------------------

                                            Name:  ____________________________
                                            Title:  ___________________________




                                            SAGE, INC.


                                            -----------------------------------


                                            Name:  ____________________________
                                            Title:  ___________________________




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                                    EXHIBIT A

                            STATEMENT OF UNDERTAKING


STATE OF _______________________    )
                                    ) ss:
COUNTY OF _____________________     )


     I, _______________________, being first duly sworn, depose and say as follows:

     1. This Statement of Undertaking is submitted pursuant to the Indemnity Agreement dated ___________, 1999, between Sage, Inc., a Delaware corporation ("Company"), and me and Section 2.4 of such agreement.

     2. I am requesting the advancement of certain reasonable expenses which I have incurred in defending a civil, criminal, investigative or administrative action, suit or proceeding brought against me by reason of the fact that I am or was a director and/or officer of the Company.

     3. I hereby undertake to repay this advancement of expenses if it is ultimately determined that I did not meet the applicable standard of conduct required to be entitled to Indemnification by the Company.

     4. I am requesting the advancement of reasonable expenses in connection with the following proceeding:

     I have executed this Statement of Undertaking on ________________________.


                                 ______________________________________________
                                 Signature



                                 ______________________________________________
                                 Print Name

     Subscribed and sworn to before me on ______________________.

     My commission expires: ________________________



                                 ______________________________________________
                                 Notary Public in and for said state and county


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                                    EXHIBIT B

                    STATEMENT OF REQUEST FOR INDEMNIFICATION

STATE OF _______________________    )
                                    ) ss:
COUNTY OF _____________________     )

     I, _____________________________, being first duly sworn, depose and say as follows:

     1. This Statement of Request for Indemnification is submitted pursuant to the Indemnity Agreement dated ________________, 1999, between Sage, Inc., a Delaware corporation ("Company"), and me and Section 3 of such agreement.

     2. I am requesting indemnification against reasonable expenses (including counsel fees) incurred by me in connection with a certain proceeding to which I am a party or am threatened to be made a party by reason of the fact that I am or was a director and/or officer of the Company.

     3. With respect to all matters related to any such proceeding, I conducted myself in good faith, I reasonably believed that my conduct was in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, I had no reasonable cause to believe that my conduct was unlawful.

     4. I am requesting indemnification in connection with the following proceeding:

     I have executed this Statement of Request for Indemnification on
___________________.


                                 ___________________________________________
                                 Signature



                                 ___________________________________________
                                 Print Name

     Subscribed and sworn to before me on ______________________.

     My commission expires: ________________________


                                 ______________________________________________
                                 Notary Public in and for said state and county